Exhibit 99.1

Potential best in class p roduct candidates in development for cancer & respiratory viral diseases April 2024 NASDAQ - TRAW

Forward-looking statements

This presentation contains, and certain oral statements made by management from time to time may contain, "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include actions, events, results, strategies and expectations and are often identifiable by use of the words "believes," "expects," "intends," "anticipates," "plans," "seeks," "estimates," "projects," "may," "will," "could," "might," or "continues" or similar expressions. Forward-looking statements within this presentation include, but are not limited to, express or implied statements regarding the structure of Traws Pharma, Inc. ("Traws"); expectations regarding the ownership structure of Traws after its acquisition of Trawsfynydd Therapeutics, Inc. (the "Merger"); expectations regarding the issuance and value of CVRs (as defined herein); expectations regarding the conversion of the Series C preferred stock and related stockholder approval; expected impact of the private placement financing on ownership structure; Traws' expected cash runway following the Merger and private financing; the nature, strategy and focus of Traws following the Merger; the development and commercial potential and potential benefits of any product candidates; anticipated clinical drug development activities, related timelines and expected milestones; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting the combined company will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Traws' control. Traws' actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) failure to timely obtain stockholder approval for the transaction, if at all; (ii) risks related to Traws' ability to manage its operating expenses and its expenses associated with the Merger; (iii) unexpected costs, charges or expenses resulting from the transaction; (iv) potential adverse reactions or changes to business relationships resulting from the completion of the Merger; (v) the uncertainties associated with Traws' product candidates, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement and completion of clinical trials, studies and evaluations; (vi) risks related to the inability of Traws to obtain sufficient additional capital to continue to advance these or other product candidates; (vii) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (viii) risks related to the failure to realize any value from product candidates currently being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; and (ix) risks associated with the possible failure to realize certain anticipated benefits of the Merger, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the U.S. Securities and Exchange Commission (the "SEC"), including the factors described in the section titled "Risk Factors" in Traws' Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on April 1, 2024, subsequent Quarterly Reports on Form 10-Q filed with the SEC, and in other filings that Traws makes and will make with the SEC. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Traws expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Traws.

No offer or solicitation

This presentation is for informational purposes only and does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Traws, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Traws expects to file a proxy statement with the SEC relating to proposals to be made in connection with the Merger. The definitive proxy statement will be sent to all Traws stockholders. Before making any voting decision, investors and security holders of Traws are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with such proposals as they become available because they will contain important information. Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by Traws through the website maintained by the SEC at www.sec.gov.

Participants in solicitation

Traws and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding Traws' directors and executive officers is available in Traws' Definitive Proxy Statement filed with the SEC on June 7, 2023 under "Proposal One – Election of Directors." To the extent holdings of such directors and executive officers are not reported, or have changed since the amounts described in the proxy statement for Traws' annual meeting of stockholders, such changes may be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

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TRAWS PHARMA

TRAWS PHARMA – A clinical stage biopharmaceutical company

Potential best in class oral small-molecules in development for cancer & respiratory viral diseases

VIROLOGY

Developing oral potent inhibitors of SARS-CoV-2 Mpro (3CL protease); and against influenza, targeting the influenza cap-dependent endonuclease that is potent against drug-resistant viruses. Both compounds have properties to potentially address vulnerable populations

ONCOLOGY

Developing a novel, proprietary multi-kinase CDK4/6 inhibitor, narazaciclib, for refractory endometrial and potentially other cancers. Narazaciclib targets pathways involved in the development of resistance to this class of drugs with positive safety data to date.
Rigosertib targets RAS and PLK-1 driven diseases and is in investigator-initiated clinical trials.

CATALYTIC CLINICAL DATA IN 2024

TRX01 (travatrelvir) – Covid 19:	Phase 1 clinical data and initiation of phase 2 H2 2024
TRX100 (viroxavir) – Influenza:	Phase 1 clinical data and initiation of phase 2 H2 2024
Narazaciclib – endometrial cancer:	Definition of Recommended Phase 2 Dose H2 2024

CAPITAL AND INVESTORS

Closing cash balance of approximately $30.3 million as of April 3, 2024 from Onconova funds and concurrent private placement led by OrbiMed and Torrey Pines.

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Source – Press Release - https://investor.onconova.com/node/15296/pdf

TRAWS PHARMA

TRAWS PHARMA – Experienced Leadership Team Steven Fruchtman , M.D. President & CSO Oncology Robert R. Redfield, MD Chief Medical Officer C. David Pauza , PhD CSO Virology Nikolay Savchuk , PhD Chief Operating Officer Werner Cautreels , PhD Chief Executive Officer Mark Guerin Chief Financial Officer 4 Victor Moyo , M.D. CMO Oncology

TRAWS PHARMA – Accomplished Board of Directors James D. Marino DIRECTOR Management Scientific Advisory Board Jack E. Stover DIRECTOR Iain Dukes EXECUTIVE CHAIRMAN Nikolay Savchuk DIRECTOR Trafford Clarke DIRECTOR Werner Cautreels DIRECTOR Teresa Shoemaker DIRECTOR 5

Target Indication Preclinical Phase 1/2 Phase 2/3 Narazaciclib (DAILY) Solid tumors Narazaciclib + Letrozole (BOTH DAILY) 2L / 3L Low grade endometrioid endometrial cancer Rigosertib Epidermolysis bullosa - associated squamous cell carcinoma (rare disease) Virology Programs Target Indication Preclinical Phase 1 Phase 2 TRX01 ( travatrelvir ) COVID19 TRX100 ( viroxavir ) Seasonal or pandemic influenza TRAWS PHARMA - Pipeline Overview Oncology Programs Rigosertib is in investigator - initiated clinical trials and will become available for out - licensing 6

Virology: Endonuclease Inhibitor (Influenza) Mpro Inhibitor (COVID) TRX01 - travatrelvir

Challenges and Opportunities for COVID19 • COVID19 remains among the top 5 causes of death in the developing world. The [ nirmaltrevir +ritonavir] course is 5 days BID; drug:drug interactions limit eligibility and use in many patients (Corritori, 2022, COVID). • 20.8% of [ nirmaltrevir + ritonavir] - treated individuals had clinical rebound (Edelstein, 2023, Annals of Internal Medicine). • Clinical rebound is associated with prolonged shedding of infectious virus and/or symptomatic rebound, which continue to be major obstacles in COVID19 care that were not solved by [ nirmaltrevir + ritonavir], molnupiravir , or remdesivir. • Global COVID19 therapeutics market was estimated at $30.7B in 2021 and will contract by 8.3% annually but will reach $16.2B by 2031 ( https://www.transparencymarketresearch.com/covid - 19 - therapeutics - market.html). 8 8

• Improved potency over nirmatrelvir (up to 9 times more potent in biochemical and cell - based assays); potency advantages greatest among Omicron strains and current VOC • Does not require co - administered CYP inhibitor • Exposures >EC90 for >48 h after single oral dose in animals • GLP toxicology studies using 10 days of daily oral administration provides basis for human dosing • Potential for once daily oral therapy for a duration of 10 days • First - in - man Phase 1 dosing in April 2024 TRX01 ( travatrelvir ) - Investigational Candidate 9

TRX01 (travatrelvir)
Superior to nirmatrelvir against Omicron Variants

Virus	m.o.i.	TRX01 EC50 nM	Nirmatrelvir EC50 nM	Remdesivir EC50 µM	Nirmatrelvir EC50 ÷ TRX01 EC50
USA_WA1/2020	0.005	2.6	11	1.7	4.2
Omicron B.1.1.529	0.02	16	26	0.69	1.6
Omicron B.A.2	0.01	7.3	21	0.74	2.9
Omicron B.A.4	0.02	<1	<1	1.2	-
Omicron B.A.5	0.02	<1	<1	2.5	-
Omicron BF.7	0.003	4.7	41	1.8	8.7
Omicron BQ.1	0.003	37	64	1.3	1.7
Omicron BQ.1.1	0.002	6.2	12	1.3	1.9
Omicron XBB	0.002	9.4	29	0.68	3.1

Compounds tested with 2 µM CP-100356 (efflux inhibitor)

EC50: 50% effective concentration

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TRAWS PHARMA

A Randomized, Double - Blind, Placebo - Controlled, First - in - Man Study of Orally Administered travatrelvir to Evaluate the Safety, Tolerability, Pharmacokinetics and Pharmcodynamics of Single and Multiple Ascending Doses in Healthy Volunteers TRX01 ( travatrelvir ) - Phase 1 Study Plan Single (A) and Multiple (B) Ascending Doses travatrelvir SAD Cohort 1 (15 mg) Active = 6 Placebo = 2 SAD Cohort 2 (50 mg) Sentinels Active (1) : Placebo (1) Main group Active (5) : Placebo (1) SAD Cohort 3 (150 mg) Sentinels Active (1) : Placebo (1) Main group Active (5) : Placebo (1) Sentinels Active (1) : Placebo (1) SAD Cohort 4 (300 mg) SAD Cohort 5 (600 mg) Sentinels Active (1) : Placebo (1) Main group Active (5) : Placebo (1) Optional SAD Cohort Xb (Dose TBC) MAD Cohort 1 (10 - Day Treatment; Dose Level TBC) MAD Cohort 2 (10 - Day Treatment; Dose Level TBC) Fasted Fed Part A SAD: Part B MAD: Part A: Cohort X Completed Active = 6 Placebo = 2 Active = 6 Placebo = 2 Active = 6 Placebo = 2 Active = 6 Placebo = 2 Active = 6 Placebo = 2 Active = 6 Placebo = 2 Active = 6 Placebo = 2 11

• Phase 1 will provide data on safety and tolerability of a 10 - day, daily regimen • Phase 1 data will guide design of the phase 2 development plan • Phase 2 is anticipated to be an international, multi - center randomized, double - blind, controlled clinical trial of the efficacy and safety of travatrelvir in patients with moderate to severe COVID19 • Phase 2 planned for H2 20 24 TRX01 ( travatrelvir ) – Phase 2 development 12

• P otent inhibitor of SARS - CoV - 2 Mpro (3CL protease) • Active in vitro against original, delta and omicron variants of SARS - CoV - 2 • More potent than nirmatrelvir; does not require ritonavir co - administration in preclinical studies and therefore expected to avoid drug:drug interactions potentially permitting wider patien t use • Under investigation for once - daily oral therapy for 10 days to prevent viral rebound • Phase 1 study dosing April 2024 with Phase 2 planned for H2 20 24 TRX01 ( travatrelvir ) - Summary 13

Virology: Endonuclease Inhibitor (Influenza) Cap - dependent Endonuclease Inhibitor (Influenza) TRX100 - viroxavir

Challenges and Opportunities for Influenza Therapy • New drugs are needed to treat influenza strains resistant to oseltamivir or baloxavir • Long - acting antiviral drugs will increase influenza resistance among elderly and immunocompromised populations • The ongoing risk from virus emerging out of natural virus reservoirs requires high potency antivirals effective against pandemic - potential strains • 80 - 90% of seasonal influenza deaths occur in persons >65 years old despite the fact that 70% of persons 65 years and older (in the US) receive seasonal vaccine • 31% of persons 65 years and older, within 2 days of symptom onset, were prescribed influenza antiviral medication 15

TRX100 ( viroxavir ) - Investigational Candidate Cap - Dependent Endonuclease (CEN) Inhibitor for Influenza 16 The oral prodrug viroxavir targets the cap - dependent endonuclease of Influenza and is a potent inhibitor of influenza virus replication including A or B strains I nhibits pandemic - potential influenza viruses circulating in nature during 2022 as well as oseltamivir or baloxavir - resistant viruses in cell - based assays C ompleted a Phase 1 study that showed positive safety and tolerability data in healthy volunteers; will enter Phase 1 dose extension and Phase 2 studies in 2024 PK/PD data from the Phase 1 study support the potential use of a single oral dose administration for either treatment or prophylaxis.

TRX101: The active metabolite of viroxavir , in cell - based assays 17 TRX101 (the active metabolite of the prodrug v iroxavir ) was potent at nM concentrations for inhibiting wild - type and baloxavir resistant viral replicase complexes TRX101 is a potent inhibitor of influenza virus replication including wild - type and baloxavir - resistant strains TRX101 is a potent inhibitor of Influenza A or B replication, including oseltamivir - resistant strains D emonstrated potent inhibition of virus replication using a panel of pandemic - potential viruses circulating in nature during 2022 17

TRX101 - potent inhibition of baloxavir - resistant influenza A virus replication TRX - 101 inhibits replication of inﬂuenza A/California/04/2009(H1N1)pdm09 and A/Texas/71/2017(H3N2) viruses containing PA I38 - WT, I38T, or I38M substitutions TRX - 101 was more potent than BXA for inhibiting replication (plaque forming units) of the BXA - resistant influenza A(H1N1) pdm09 virus carrying PA I38T and the A(H3N2) virus carrying PA I38T Influenza A virus subtype Plaque - reduction assay (EC 50 ± SEM, nM ) TRX101 BXA I38 - WT I38T I38M I38 - WT I38T I38M A/California/04/2009 (H1N1)pdm09 0.2 ± 0 1.8 ± 1.7 2.2 ± 0.2 0.2 ± 0.1 14.3 ± 2.0 1.2 ± 0.2 A/Texas/71/2017 (H3N2) 0.2 ± 0 8.1 ± 4.4 3.0 ± 0.3 0.2 ± 0.1 22.7 ± 4.7 2.5 ± 1.3 18

TRX100 ( viroxavir ) - Summary of Available Phase 1 Clinical Data • Healthy Caucasian men 18 - 45 years, single ascending dose, 20, 40 80 or 120 mg on empty stomach followed by 8 - 15 days washout before receiving the same dose after a meal. • Study confirmed high exposure and long - half life after single oral dose; exposure was roughly dose proportional, and exposures were greater when taken after a meal. • Total of 2 adverse events (AE) recorded during the entire study, both in the same participant and one was a serious adverse event (SAE), deemed unrelated to study drug • The relationship of non - serious AE (hyperglycemia) to the study drug was deemed probable • I n the range of 20 mg to 120 mg, a single administration of viroxavir was well tolerated in human volunteers A randomized, double - blind, placebo - controlled study of the safety, tolerability, and pharmacokinetics of single doses of viroxavir administered orally in healthy volunteers on an empty stomach and after a meal 19

TRX100 ( viroxavir ) - Phase 1 Study – Acute Influenza Dose Extension Study – to start H1 2024 * Repeats highest dose cohort from previous Phase 1 study A single ascending dose, placebo - controlled study on safety and tolerability of viroxavir in healthy volunteers. This study tests a 200 mg dose level to determine the impact(s) of a higher dose on safety and pharmacokinetics. Viroxavir 120* mg single dose Viroxavir 200 mg single dose Placebo 20

• Phase 1 data will define further design of the phase 2 development plan • Phase 2 is planned to be an international multicenter randomized, double - blind, controlled clinical trial of the efficacy and safety of viroxavir in patients with Influenza • Potentially as a single oral administration • Phase 2 is planned for H2 20 24 TRX100 ( viroxavir ) – Phase 2 development 21

TRX100 ( viroxavir ) - Summary 22 • Potent at nM or sub - nanomolar concentrations against a panel of influenza A and influenza B viruses including highly pathogenic avian influenza strains circulating in 2022 • Demonstrated in animals preferential accumulation in lung, which may improve antiviral potency in the respiratory tract • Inhibited baloxavir - resistant influenza viruses bearing I38T or I38M mutations in the PA gene • Showed positive safety/tolerability results in a completed Phase 1 study with healthy volunteers • PK/PD data from the Phase 1 study support the potential use of a single oral dose administration for either treatment or prophylaxis. • Phase 1 study extension will evaluate two additional (higher) doses prior to Phase 2 in H2 2024 • Properties make viroxavir suitable for further evaluation as stockpiling

Narazaciclib

CDK 4/6 Inhibitors Represent an Important Class of Cancer Therapeutics Graphic: San Antonio Breast Cancer Symposium, 2023 Poster • Overexpression of CDK 4/6 causes cell - cycle deregulation in certain cancers • Role of Rb pathway in tumor initiation and progression is well - established • Inhibition of Rb prevents CDK - mediated G1 - S phase transition, suppressing DNA synthesis and inhibiting cancer cell growth • Multiple therapeutic opportunities • Utilization of CDK 4/6 inhibitors changed the face of care for HR+ / HER2 - metastatic breast cancer • Worldwide sales of $6B in 2020 24

Narazaciclib has Demonstrated Differentiation in Preclinical Studies

Potential to be used where other CDK4/6 inhibitors have failed

Active in numerous tumor types in preclinical results with acceptable and differentiated safety profile

- Narazaciclib causes less myelosuppression and, thus less neutropenia

A potent inhibitor of **CSF1R**

- CSF1 promotes the infiltration of immunosuppressive Tumor-Associated Macrophages (TAMs), which support tumor progression
- Blockade of CSF1R or inhibition of its kinase activity promote antitumor immunologic effects

Inhibits **ARK 5/NUAK1**

- ARK 5/NUAK1 overexpression is found in multiple tumors and is associated with poor prognosis in metastatic breast cancer, multiple myeloma, and hepatocellular carcinoma

Demonstrated **BBB penetration** in non-human primates

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BBB: Blood Brain Barrier. CSF1R: Cancer Res 2006; 66: (8). April 15, 2006, J Med Chem. 2014 Feb 13;57(3):578-99. ARF5/NUAK1: Cancer Res (2016) 76 (5): 1225–1236 and BBB: data on file

TRAWS PHARMA

Recurrent Metastatic Low-grade Endometrioid Endometrial Cancer (LGEEC) is an Area of High Unmet Need

Improved treatment options are needed for patients failing first-line therapy

Endometrial Cancer

arises in the uterine lining and is the most common cancer of the female reproductive organs

Estimated U.S. peak sales potential of $240MM [1]

Positive Published Data with CDK 4/6 agents

suggest a clinical program evaluating narazaciclib + letrozole in LGEEC is worth pursuing

Narazaciclib Phase 1 Study (19-01)

Phase 1, Dose Escalation/Dose Finding (MTD/RP2D), Safety, Tolerability, PK, PD; Dose Expansion; 3+3 design

Completed Cohort 6 (240 mg/day); N=6 patients; 1 DLT (Gr 3 uveitis); SMC meeting → proceed to next cohort

Total of 2 patients with uveitis: Gr 3, Non-SAE, related, resolved with treatment

With 2 DLTs in last 2 cohorts leads to believe we are near MTD for Narazaciclib monotherapy

Preliminary evidence suggesting target engagement at 200 mg/day: decreased neutrophils, Thymidine Kinase 1 activity decrease

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1. Onconova internal estimates, Data on file

TRAWS PHARMA

Narazaciclib Phase 1: Study 19 - 01 Single Agent in Solid Tumors VISIT 001 - 015 001 - 016 001 - 017 002 - 015 002 - 017 005 - 009 Tumor type Ovarian Oropharynx SCC Pancreatic NSCLC SCC LGSOC Screening (Day - 14 to - 1) 82 79 82 155 126 79 Cycle 1 Day 1 70 54 73 129 152 85 Cycle 1 Day 8 <50 52 52 59 79 <50 Cycle 1 Day 15 <50 51 55 66 <50 <50 Cycle 1 Day 22 67 57 64 <50 <50 Cycle 2 Day 1 57 <50 55 <50 Cycle 3 Day 1 151 Cycle 4 Day 1 209 End of Treatment 336 163 Status PD Ongoing Ongoing DLT Ongoing Ongoing Cohort 6 – 240mg; Pharmacodynamic DiviTum ® ( TKa ) assay Decreased TK1 levels suggest target engagement A DiviTum ® TKa score <250 DuA provides a much lower risk of progression within 30/60   days after blood draw, the negative predictive value (NPV) was 96.7% and 93.5%, respectively. Patients <250 DuA experienced significantly longer progression - free survival and overall survival, demonstrated at baseline and for all time intervals. (Bergqvist M, et al. Thymidine kinase activity levels in serum can identify HR+ metastat ic breast cancer patients with a low risk of early progression (SWOG S0226). Biomarkers January 2023 ) 27

In Vitro Multi - Kinase Activity with nM Potency for the CDK Family and Other High Potential Kinase Targets* Reaction Biology 2021; Data on file. *Note that kinase activity is based on IC 50 values, a quantitative measure indicating the concentration needed to inhibit the listed kinase by 50% Narazaciclib Palbociclib Ribociclib Abemaciclib Sponsor Onconova Pfizer Novartis Lilly CDK Family CDK4/cyclin D1 2 2 3 0.8 CDK6/cyclin D1 0.6 0.8 6.0 0.6 CDK1/cyclin A 2190 >10,000 >10,000 270 CDK2/cyclin E 69 2300 >10,000 130 CDK9/T1 48 630 390 7 Other Kinases CSF1R 0.7 >10,000 >10,000 >10,000 ARK 5/NUAK 1 5 1,400 1,540 773 FLT3 6.0 496 753 72 28

Colony - Stimulating Factor - 1 Antibody Reverses Chemoresistance in Human MCF - 7 Breast Cancer Xenografts Cancer Res. 2006;66(8):4349 - 4356. doi:10.1158/0008 - 5472.CAN - 05 - 3523 29

Preclinical Results Show Reduced Neutropenia with Narazaciclib (ON123300) Compared to Palbociclib Xenograft Mice (n=5/group) B ON 123300, an Orally Administered Novel CDK4/6 + ARK5 Inhibitor, Exhibits Potent Antitumor Activity In Vivo: Comparative Studies with Palbociclib S. Patel* 1 , P. Pancholi 1 , T. Visal 1 , A. Samant 1 , D. Kansara 1 , V. J. Rajadhyaksha 2 , B. S. Hoffman 2 , M. Maniar 2 , and V. Sehdev 1 1 Division of Pharmaceutical Sciences, Arnold & Marie Schwartz College of Pharmacy & Health Sciences, Long Island University , Brooklyn, NY , USA, 2 Onconova Therapeutics, Inc., Newtown, PA, USA. INTRODUCTION • The overexpression of cyclin-dependent kinases 4/6 (CDK4/6) is known to cause cell cycle dysregulation in certain cancer types, making these cell cycle kinases attractive targets for pharmacological inhibition. The effectiveness of first- generation non-selective cyclin- dependent kinases, such as roscovitine and flavopiridol, was hampered by toxicities, leading to the development of second-generation compounds like IBRANCE®/Palbociclib that specifically inhibit CDK4 and 6. • ON 123300 is a third-generation potent CDK4/6 inhibitor that also inhibits ARK5 with low nanomolar potency and has the potential to improve upon second- generation compounds. Previous studies have demonstrated the inhibitory effect of single-agent ON 123300 in various pre- clinical cancer models of MM and leukemia. [1 & 2] • In this study, we investigated the comparative therapeutic potential of ON 123300 as an oral anticancer agent and a second-generation inhibitor, Palbociclib, in xenografted Rb+ve mouse models. METHODS • MDA-MB-435S xenografted mice were treated once a day for 21 days with ON 123300 (125mg/kg) or Palbociclib (125mg/kg). Tumor volumes were measured and peripheral blood was gathered to evaluate the effects on hematological parameters. Separately, Western blot analyses were performed to determine the effect of CDK4/6 inhibition on p-Rb following intra-tumoral treatment with ON 123300 (2.5µM) or Palbociclib (2.5µM). Figure 2. Treatment with ON 123300 or Palbociclib exhibit comparable anticancer activity in Rb+ve in vitro cancer models: Fig. 2: (A & B) The cell viability assay data indicate significant inhibition of MDA- MB-435S and HCC70 Rb+ve cancer cell lines after treatment with various concentrations of ON 123300 (0.15-0.30 µM) and Palbociclib (0.15-0.30 µM). A B RESULTS Figure 6. Intra-tumoral treatment with ON 123300 or Palbociclib significantly inhibits expression of pRb in tumor tissue: Fig 6: The protein expression data shows that intra- tumoral treatment with ON 123300 or Palbociclib mediated significant reduction in expression of pRb in xenografted tumor tissue. Veh - Vehicle and Palbo - Palbociclib. ACKNOWLEDGEMENTS • This study was supported by grants from Onconova Therapeutics Inc. and the work was done at Dept. of Pharm. Sciences, Arnold and Marie Schwartz College of Pharmacy and Health Sciences, Long Island University, NY 11201. CONCLUSION • Our in vitro and xenograft data indicates that ON 123300, a third-generation CDK4/6 inhibitor, is as effective as Palbociclib in an Rb+ve xenograft model. • In addition, this study also suggests that ON 123300 may have the added advantage of reduced neutropenia when compared to Palbociclib. • Prior preclinical data suggest that ON 123300 may be efficacious in Rb-ve tumors, where second-generation compounds have diminished single-agent activity, and our ongoing studies are aimed at further characterizing the in vivo activity of ON 123300 in this setting. REFERENCES 1. Perumal D, Kuo PY, Leshchenko VV, et al. Dual Targeting of CDK4 and ARK5 Using a Novel Kinase Inhibitor ON123300 Exerts Potent Anticancer Activity against Multiple Myeloma. Cancer Res. 2016 Mar 1;76(5):1225-36. 2. Divakar SK, Ramana Reddy MV, Cosenza SC, et al. Dual inhibition of CDK4/Rb and PI3K/AKT/mTOR pathways by ON123300 induces synthetic lethality in mantle cell lymphomas. Leukemia. 2016 Jan;30(1):86-93. Fig 4: MDA-MB-435S xenografted mice were treated QD with ON 123300 (125 mg/kg) or Palbociclib (125 mg/kg) for 21 days. (A) The tumor volume data indicate comparable and significant anti-tumor activity that treatment with ON 123300 or Palbociclib. (B) Animal body weight does not show any significant change after treatment with ON 123300 or Palbociclib. A Figure 4. Treatment with ON 123300 or Palbociclib exhibits similar anti- tumor activity in vivo: Figure 3. Treatment with ON 123300 inhibits expression of p-Rb in MDA-MB-435S Rb+ve cancer cells : Fig. 3: MDA-MB-435S cells were treated with various concentrations of ON 123300 (0.625-2.5 µM) for multiple time points (4-24 hrs.). The protein expression data exhibit a dose- and time-dependent decrease in pRb levels after treatment with varying concentrations of ON 123300. Figure 1. Chemical structure of ON 123300 and Palbociclib: Figure 5. Treatment with ON 123300 exhibits reduced suppression of neutrophils in comparison to Palbociclib in mouse xenografts: Fig. 5: MDA-MB-435S xenografted mice were treated QD with ON 123300 (125 mg/kg) or Palbociclib (125 mg/kg) for 21 days. (A) The blood cell count data indicate that treatment with ON 123300 exhibits significantly improved neutrophil count when compared to Palbociclib in xenografted mice after treatment for 21 days. (B & C) Platelet and RBC counts show similar degree of inhibition after treatment with ON 123300 or Palbociclib. Veh - Vehicle. B C ON 123300 Palbociclib A Xenograft = MDA MB 435. (AACR; Cancer Res 2017; 77 (13 Suppl): Abstract nr 2172) 30

Narazaciclib Inhibits Growth of Palbociclib Resistant Cancer Cell Lines Prostate Cancer Cells Ovarian Cancer Cells Palbociclib Palbociclib Palbociclib Narazaciclib Narazaciclib Narazaciclib Breast Cancer Cells Breast cancer cells = MDA - MB - 468; Ovarian cancer cells = 2008 cells; Prostate Cancer cells = PC - 3 cells; Data on file 31

Rigosertib

Rigosertib identified as lead PLK1 inhibitor in RDEB cSCC



Rigosertib Concentration 48 hrs exposure
DMSO
0.01uM
0.1uM
1uM
10uM
100uM
Primary Foreskin Keratinocytes
Primary Breast Keratinocytes
Primary RDEB 85 Keratinocytes
Primary RDEB 93 Keratinocytes
RDEB 2 SCC Keratinocytes
RDEB 3 SCC Keratinocytes
RDEB 4 SCC Keratinocytes

33

Clin Cancer Res March 7 2019 DOI:10.1158/1078-0432.CCR-18-2661. PMID: 30846478

TRAWS PHARMA

Rigosertib’s Promising Single - agent Activity in RDEB - associated SCC Complete remission of all cancerous skin lesions in 2 of 2 evaluable participants RDEB: Recessive dystrophic epidermolysis bullosa; SCC: Squamous cell carcinoma; Source: Laimer et al. Austrian Society of Dermatology and Venerology Annual Conference 2021 Left Hand Right Elbow V1 (Day 1) V25 (Day 169 - 175) Lesions Display Clinical and Histological Remission Following Treatment with Rigosertib RDEB - associated SCC: An ultra - rare condition Absence of type VII collagen protein leads to extreme skin fragility and chronic wound formation Patients develop SCCs that arise in areas of chronic skin inflammation Cumulative risk of death: 78.7% by age 55 Current therapies: Limited response of short duration 34

Summary - Pipeline

Target Indication Preclinical Phase 1/2 Phase 2/3 Narazaciclib (DAILY) Solid tumors Narazaciclib + Letrozole (BOTH DAILY) 2L / 3L Low grade endometrioid endometrial cancer Rigosertib Epidermolysis bullosa - associated squamous cell carcinoma (rare disease) Virology Programs Target Indication Preclinical Phase 1 Phase 2 TRX01 ( travatrelvir ) COVID19 TRX100 ( viroxavir ) Seasonal or pandemic influenza TRAWS PHARMA - Pipeline Overview Oncology Programs Rigosertib is in investigator - initiated clinical trials and will become available for out - licensing 36

Thank You !